EXECUTION VERSION

AMENDMENT NUMBER TWO TO THE SERIES 2006-2

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NUMBER TWO, dated as of April 26, 2007 (the “Amendment”), among CLI Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), Carlisle Leasing International, LLC, a limited liability company organized under the laws of the State of New York, as manager and as seller (the “Manager” or the “Seller”), and the Noteholders, Liquidity Providers, Conduit Purchasers, Deal Agents and Liquidity Agents set forth on the signature pages hereof, and consented to by Ambac Assurance Corporation, as the Series Enhancer, is to the Series 2006-2 Note Purchase Agreement (as heretofore amended, the “Agreement”), dated as of August 24, 2006, among the Issuer, the Manager, the Seller and the Noteholders, Liquidity Providers, Conduit Purchasers, Deal Agents and Liquidity Agents that are party to such agreement.

W I T N E S S E T H:

WHEREAS, certain of the parties hereto have previously entered into the Agreement;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein; and

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement, as amended by this Amendment.

2. Amendment to the Agreement. Effective as of the execution and delivery of this Amendment, the following sections of the Agreement are hereby amended as follows:

(a) The definition of “Purchase Limit” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Purchase Limit: The maximum amount of Advances that a Conduit Purchaser may, in its sole discretion elect to (or, if such Conduit Purchaser elects, in its sole discretion, not to fund such Advance, the related Liquidity Provider(s) in the Related Group shall) fund to the Issuer hereunder. On the Second Increase Date, the aggregate Purchase Limit for all Conduit Purchasers and Liquidity Providers is One Hundred Fifty Million Dollars ($150,000,000) and the specific Purchase Limits of each Related Group are Seventy-Five Million Dollars ($75,000,000) for VFCC and its Related Group and Seventy-Five Million Dollars ($75,000,000) for Aspen and its Related Group. The Purchase Limit for any Conduit Purchaser and its Related Group may equal such other amount as may be agreed to in writing among the Issuer, the respective Liquidity Agent and the respective Deal Agent; provided, however, that at all times, on or after the Conversion Date for a Purchaser, the “Purchase Limit” shall mean the then aggregate unpaid principal amount of the Notes owned by such Purchaser and, provided, further, that the “Purchase Limit” may be reduced solely in accordance with the provisions of Section 2.3 and increased solely in accordance with the provisions of Section 401 of the Series 2006-2 Supplement. The specific Purchase Limits referenced in this definition shall be updated automatically upon recordation by the Note Registrar in accordance with the terms hereof of any Assignment and Acceptance or Related Group Addition Notice.”;

(b) The following new definition is hereby added to Section 1.1 of the Agreement in the appropriate alphabetical order therein:

“Second Increase Date: April 26, 2007.”;

(c) The first paragraph of Section 2.1(a) of the Agreement is hereby amended and restated in its entirety as follows:

“Section 2.1 Sale and Delivery of the Note.

(a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Issuer agrees to deliver, on the Second Increase Date, to the VFCC Deal Agent, as agent on behalf of VFCC and its related Liquidity Providers, a Note with a maximum principal amount of up to Seventy-Five Million Dollars ($75,000,000) and to the Aspen Deal Agent, as agent on behalf of Aspen and its related Liquidity Providers, a Note with a maximum principal amount of up to Seventy-Five Million Dollars ($75,000,000). Each of such Notes shall be duly executed by the Issuer, duly authenticated by the Indenture Trustee and registered in the name of the VFCC Deal Agent or its nominee, on behalf of VFCC, or the Aspen Deal Agent or its nominee, on behalf of Aspen, as the case may be. The unpaid principal balance of the Notes will be increased and decreased from time to time in accordance with the terms hereof and of the Supplement. On the Second Increase Date, each of the Aspen Deal Agent and the VFCC Deal Agent shall take delivery of the applicable Note and maintain custody thereof on behalf of Aspen and VFCC, respectively. The failure of any Related Group to make an Advance shall not impose an obligation on any non-defaulting Related Group to make an Advance of such shortfall.”; and

(d) Section 4.1 of the Agreement is hereby amended by adding the following new paragraph (n) immediately following paragraph (m):

“(n) The Issuer (i) is a “U.S. Person” within the meaning of laws, rules and regulations promulgated, imposed or monitored by OFAC, and (ii) does not derive any of its assets or revenues from investments in, or transactions with, Prohibited Persons.”.

3. Representations, Warranties and Covenants of the Issuer and the Manager.

(a) To induce the undersigned parties to execute and deliver this Amendment, the Issuer hereby represents, warrants and covenants that:

(i) It is duly organized and validly existing under the laws of the jurisdiction of its organization and in good standing and duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon its financial condition and business;

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(ii) It has the power, and is duly authorized, to execute and deliver this Amendment, and it is authorized to perform its obligations under this Amendment and the Agreement as amended hereby;

(iii) The execution, delivery and performance of this Amendment and the Agreement as amended hereby does not and will not require any consent or approval of any Governmental Authority, manager or any other Person which is not being obtained herein;

(iv) This Amendment, when duly executed and delivered by the parties hereto, and the Agreement as amended hereby shall each constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with the terms set forth herein;

(v) No Early Amortization Event, Event of Default or Manager Default or event which, with notice or lapse of time or both, would constitute an Early Amortization Event, Event of Default or Manager Default has occurred and is continuing, and no Early Amortization Event, Event of Default or Manager Default shall occur as a result of the execution, delivery and performance of this Amendment and the Agreement as amended hereby; and

(vi) Each of the conditions precedent necessary to amend the Agreement as set forth herein have been, or contemporaneously with the execution of this Amendment will be, satisfied.

(b) To induce the undersigned parties to execute and deliver this Amendment, the Manager hereby represents that:

(i) No Early Amortization Event, Event of Default or Manager Default or event which, with notice or lapse of time or both, would constitute an Early Amortization Event, Event of Default or Manager Default has occurred and is continuing, and no Early Amortization Event, Event of Default or Manager Default shall occur as a result of the execution, delivery and performance of this Amendment and the Agreement as amended hereby; and

(ii) Each of the conditions precedent necessary to amend the Agreement as set forth herein have been, or contemporaneously with the execution of this Amendment will be, satisfied.

4. Scope and Effectiveness of Agreement.

(a) This Amendment and the agreements set forth herein shall be effective upon execution and delivery hereof (the “Effective Date”) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) On and after the Effective Date, (i) this Amendment shall become a part of the Agreement and (ii) each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other document to the Agreement, shall mean and be a reference to the Agreement as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

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(d) Each party hereto agrees and acknowledges that this Amendment constitutes a “Related Document” under the Indenture.

5. Entire Agreement. This Amendment, represents the entire agreement between the parties with respect to the subject matter hereof.

6. Execution in Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. A facsimile counterpart shall be effective as an original.

7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS, THAT WOULD RESULT IN APPLICATION OF LAWS OTHER THAN THE STATE NEW YORK, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

THE ISSUER:	CLI FUNDING LLC

By:
Name:
Title:
Date:

Address: 1 Maynard Drive
Park Ridge, NJ 07656

Attention:
Facsimile:	(201) 391-0356
Telephone:	(201) 391-0800

AMENDMENT NO. 2 TO 2006-2 NPA

MANAGER AND SELLER:	CONTAINER LEASING INTERNATIONAL, LLC

By:
Name:
Title:

Address: 1 Maynard Drive
Park Ridge, NJ 07656

Attention:
Facsimile:	(201) 391-0356
Telephone:	(201) 391-0800

AMENDMENT NO. 2 TO 2006-2 NPA

THE CONDUIT PURCHASERS,

NOTEHOLDERS, LIQUIDITY

PROVIDERS, DEAL AGENTS

AND LIQUIDITY AGENTS:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

By Wachovia Capital Markets, LLC As Attorney-in-Fact

By:
Name:
Title:

Variable Funding Capital Company LLC c/o Wachovia Capital Markets, LLC One Wachovia Center, TW10 Charlotte, North Carolina 28288 Attention: Conduit Administration Facsimile Number: (704) 383-6036

AMENDMENT NO. 2 TO 2006-2 NPA

ASPEN FUNDING CORP., as a Conduit Purchaser

By:
Name:
Title:

Aspen Funding Corp c/o AMACAR Group, LLC 6525 Morrison Boulevard Suite 318 Charlotte, North Carolina 28211 Attention: Evelyn Echevarria Tel: (704) 365-0569 Fax: (704) 365-1362

With a copy to: Deutsche Bank AG, New York Branch 60 Wall Street, 19th Floor Mail Stop: NYC60-1915 New York, New York 10005 Attention: Mary Conners Tel: (212) 250-4731 Fax: (212) 797-5150

AMENDMENT NO. 2 TO 2006-2 NPA

WACHOVIA CAPITAL MARKETS, LLC, as VFCC Deal Agent

By:
Name:
Title:

Wachovia Capital Markets, LLC, One Wachovia Center, TW10 Charlotte, North Carolina 28288 Attention: Conduit Administration Facsimile Number: (704) 383-6036

AMENDMENT NO. 2 TO 2006-2 NPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Aspen Deal Agent

By:
Name:
Title:

By:
Name:
Title:

Deutsche Bank AG, New York Branch 60 Wall Street, 19th Floor Mail Stop: NYC60-1915 New York, New York 10005 Attention: Mary Conners Tel: (212) 250-4731 Fax: (212) 797-5150

AMENDMENT NO. 2 TO 2006-2 NPA

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Provider

Commitment: $75,000,000

By:
Name:
Title:

Wachovia Bank, National Association One Wachovia Center, TW10 Charlotte, North Carolina 28288 Attention: Mr. Daniel Miller Facsimile Number: (704) 374-3254

AMENDMENT NO. 2 TO 2006-2 NPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Liquidity Provider
Commitment: $75,000,000
By:
Name:
Title:

By:
Name:
Title:

Deutsche Bank AG, New York Branch 60 Wall Street, 19th Floor Mail Stop: NYC60-1915 New York, New York 10005 Attention: Mary Conners Tel: (212) 250-4731 Fax: (212) 797-5150

AMENDMENT NO. 2 TO 2006-2 NPA

WACHOVIA BANK, NATIONAL ASSOCIATION, as the VFCC Liquidity Agent
By:
Name:
Title:

Wachovia Bank, National Association One Wachovia Center, TW10 Charlotte, North Carolina 28288 Attention: Mr. Daniel Miller Facsimile Number: (704) 374-3254

AMENDMENT NO. 2 TO 2006-2 NPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Aspen Liquidity Agent
By:
Name:
Title:

By:
Name:
Title:

Deutsche Bank AG, New York Branch 60 Wall Street, 19th Floor Mail Stop: NYC60-1915 New York, New York 10005 Attention: Mary Conners Tel: (212) 250-4731 Fax: (212) 797-5150

AMENDMENT NO. 2 TO 2006-2 NPA

THE SERIES ENHANCER: Ambac Assurance Corporation, as Series Enhancer for Series 2006-2 hereby consents to the amendment to the Agreement as set forth herein.

AMBAC ASSURANCE CORPORATION, as the Series Enhancer of Series 2006-2
By:
Title:

AMENDMENT NO. 2 TO 2006-2 NPA